SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2006 (September 13, 2006)

United Retail Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	00019774 (Commission File Number)	51-0303670 (IRS Employer Identification No.)

365 West Passaic Street, Rochelle Park, NJ	07662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (201) 845-0880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.	Other Events

Item 8.01.	Other Events

On September 13, 2006, George R. Remeta, the Vice Chairman and Chief Administrative Officer of United Retail Group, Inc. (the “Company”), entered into a Sales Plan with a stock brokerage firm directing the sale over a period of time of the outstanding shares of Common Stock of the Company that he owns (except unvested restricted shares), depending on the level of market prices. The Sales Plan provides for sales from time to time of up to a total of 342,039 shares, equivalent to 2.5% of the Company’s outstanding shares.

The Sales Plan is intended to comply with Rule 10b5-1 under the Securities Exchange Act, which, among other things, permits executives to avoid any real or perceived conflict of interest in connection with trading their employers’ securities while diversifying their personal investments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 15, 2006	UNITED RETAIL GROUP, INC.
(Registrant)

By: /s/RAPHAEL BENAROYA
Raphael Benaroya
Chief Executive Officer